SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No. ____ )

Filed by the Registrant X
                       ---
Filed by a Party other than the Registrant
                                          ---
Check the appropriate box:

    Preliminary Proxy Statement         Confidential, for Use of the Commission
---                                 --- Only  (as permitted by Rule 14a-6(e)(2))

 X  Definitive Proxy Statement
---
    Definitive Additional Materials
---
    Soliciting Material under Rule 14a-12
---

                     HERITAGE FINANCIAL HOLDING CORPORATION
                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

 X  No fee required.
---
    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
---

     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit  price  or other  underlying  value of  transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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     Fee paid previously with preliminary materials.
---
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     Check box if any part of the fee is offset as provided by Exchange Act Rule
--- 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

 -------------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:

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



(Logo)                                    HERITAGE FINANCIAL HOLDING CORPORATION
                                          --------------------------------------
                                           1323 Stratford Road S.E.
                                           Decatur, Alabama 35609


                                                                  April 15, 2003

Dear Fellow Stockholder:

     You are cordially invited to attend the 2003 Annual Meeting of Stockholders of Heritage Financial Holding Corporation to be held on Tuesday, May 20, 2003, beginning at 4:00 p.m. Central Daylight Time at The Princess Theater, 112 Second Avenue, N.E., Decatur, Alabama 35601.

     The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the 2003 Annual Meeting. In addition to the specific matters to be acted upon, there also will be a report on the operations of the Corporation. We have enclosed a copy of the Corporation's Annual Report on Form 10-K for the year ended December 31, 2002. Our directors and officers will be present to respond to any questions of general interest that stockholders may have.

     It is important that your shares be represented at the 2003 Annual Meeting. Regardless of whether you plan to attend, please mark, sign, date and return the enclosed proxy in the envelope provided as soon as possible.

     We hope you are able to attend the 2003 Annual Meeting and look forward to seeing you.

Very truly yours,

   /s/ Timothy A. Smalley                              /s/ Harold B. Jeffreys
----------------------------------                   ---------------------------
Timothy A. Smalley                                   Harold B. Jeffreys
Chairman of the Board of Directors                   Interim President and Chief
                                                     Executive Officer

                     HERITAGE FINANCIAL HOLDING CORPORATION
                            1323 STRATFORD ROAD S.E.
                             DECATUR, ALABAMA 35609

--------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 20, 2003

--------------------------------------------------------------------------------

To Our Stockholders:

     The 2003 Annual Meeting of Stockholders (the "Annual Meeting") of Heritage Financial Holding Corporation, a Delaware corporation (the "Corporation"), will be held at The Princess Theater, 112 Second Avenue, N.E., Decatur, Alabama, on Tuesday, May 20, 2003, at 4:00 p.m. Central Daylight Time, for the following purposes:

     1. to elect five directors to the Board of Directors for a three-year term and one director to the Board of Directors for a one-year term;

     2. to ratify the appointment of Schauer, Taylor, Cox, Vise, Morgan & Fowler, P.C., as independent auditors of the Corporation for the fiscal year ending December 31, 2003; and

     3. to transact such other business as may properly come before the Annual Meeting.

     All stockholders are cordially invited to attend the Annual Meeting. However, only stockholders of record at the close of business on April 4, 2003, are entitled to notice of and to vote at the Annual Meeting, or any adjournments thereof. In accordance with Delaware law, a list of stockholders entitled to vote at the Annual Meeting shall be open to examination of any stockholder, for any purpose relating to the Annual Meeting, during ordinary business hours at the Corporation's principal executive offices at 1323 Stratford Road S.E., Decatur, Alabama, from May 10 to May 19, 2003, and the list shall be available for inspection at the Annual Meeting by any stockholder who is present.

                                             BY ORDER OF THE BOARD OF DIRECTORS,

                                                       /s/ Bingham D. Edwards
                                                     ---------------------------
                                                     Bingham D. Edwards
                                                     Secretary
DATED: April 15, 2003

--------------------------------------------------------------------------------
                             YOUR VOTE IS IMPORTANT

                    You are urged to date, sign and promptly
                   return your proxy in the enclosed envelope.
--------------------------------------------------------------------------------

                     HERITAGE FINANCIAL HOLDING CORPORATION

                                 PROXY STATEMENT

                       2003 ANNUAL MEETING OF STOCKHOLDERS


     We are providing this Proxy Statement in connection with the solicitation by the Board of Directors of Heritage Financial Holding Corporation, a Delaware corporation (the "Corporation," "we," or "us"), of proxies for use at the 2003 Annual Meeting of Stockholders of the Corporation and at any adjournment thereof (the "Annual Meeting").

     You are invited to attend our Annual Meeting on May 20, 2003, beginning at 4:00 p.m. The Annual Meeting will be held at The Princess Theater, 112 Second Avenue, N.E., Decatur, Alabama 35601.

     This Proxy Statement and form of proxy are being mailed starting April 15, 2003.

     All expenses of solicitation of proxies will be paid by the Corporation. The Corporation will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy soliciting materials to the beneficial owners of shares of Common Stock of the Corporation. In addition to the use of the U.S. Postal System, proxies may be solicited by telephone, by telecopy, by other electronic means or personally by the directors, officers and employees of the Corporation, who will receive no extra compensation for their services.


MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

Item 1: Election of Directors

     Six directors are to be elected. Our Board of Directors is divided into three classes serving staggered terms. The terms of five of the present directors expire this year and each of them has been nominated for reelection. In addition, Larry R. Mathews has been nominated for election to the Board of Directors to fill the vacancy created upon the resignation of former director Mark Eason whose term was to expire in 2004.

     Your Board of Directors recommends that Lenny L. Hayes, Neal A. Holland, Jr., Harold B. Jeffreys, Larry E. Landman and Vernon A. Lane be elected to serve in the class with terms expiring in 2006 and that Larry R. Mathews be elected to serve in the class with terms expiring in 2004. Each nominee has agreed to be named in this Proxy Statement and to serve if elected. We expect each nominee for election as a director to be able to serve if elected. Biographical data on these nominees and the other members of the Board of Directors is presented at page 3 of this Proxy Statement under the caption "The Board of Directors."

     If you return the enclosed proxy form, unless you otherwise direct on the proxy form, the proxy holders intend to vote your shares in favor of the above listed nominees. To be elected, a nominee must receive a plurality of the votes cast at the Annual Meeting in person or by proxy. If one or more of the nominees becomes unavailable for election or service as a director, the proxy holders will vote your shares for one or more substitutes designated by the Board of Directors, or the size of the Board of Directors will be reduced.

Item 2: Ratification of Appointment of Independent Auditors

     Subject to ratification by the stockholders, the Board of Directors has appointed Schauer, Taylor, Cox, Vise Morgan & Fowler, P.C., as independent auditors to audit our financial statements for the 2003 fiscal year. Your Board of Directors recommends the ratification of Schauer, Taylor, Cox, Vise, Morgan and Fowler, P.C., as the Corporation's independent auditors.

     If you return the enclosed proxy form, unless you otherwise direct on the proxy form, the proxy holders intend to vote your shares in favor of the ratification of the appointment of Schauer, Taylor, Cox, Vise, Morgan &

Fowler, P.C. In order to be appointed, the above-named independent auditors must receive the affirmative vote of a majority of the votes cast at the Annual Meeting in person or by proxy by stockholders entitled to vote on the matter.

Item 3: Other Business

     We know of no other business that will be considered for action at the Annual Meeting. If any other business calling for a vote of stockholders is properly presented at the meeting, the proxy holders will vote your shares in accordance with their best judgment.


PROXY AND VOTING PROCEDURES

Stockholders Entitled to Vote

     Holders of Corporation common stock, par value $0.01 per share, at the close of business on April 4, 2003, are entitled to receive this notice of Annual Meeting and Proxy Statement and to vote their shares at the Annual
Meeting. As of that date, a total of 10,230,187 shares of common stock were outstanding and entitled to vote. Each share of common stock is entitled to one vote on each matter properly brought before the Annual Meeting.

Filing of Proxies

     Your vote is important. You can save us the expense of a second mailing by voting promptly. Because many stockholders cannot attend the Annual Meeting in person, it is necessary that a large number be represented by proxy. Please mark your proxy, date and sign it, and return it in the postage-paid envelope provided. The proxy holders will vote all properly completed proxies in accordance with the instructions appearing on such proxies.

Revocation of Proxies

     You  can revoke your proxy at any time before it is exercised by:

     * written notice to the Secretary of the Corporation at the principal executive offices of the Corporation;

     * timely delivery of a valid, later-dated proxy to the Secretary of the Corporation at the principal executive offices of the Corporation; or

     *  voting by ballot at the Annual Meeting.

Voting at the Annual Meeting

     Mailing your proxy will in no way limit your right to vote at the Annual Meeting if you later decide to attend in person. If your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the Annual Meeting.

     All shares that have been properly voted and not revoked will be voted at the Annual Meeting. If you sign and return your proxy card but do not give voting instructions, the shares represented by that proxy will be voted as recommended by the Board of Directors.

List of Stockholders

     The names of stockholders of record entitled to vote at the Annual Meeting will be available at the Annual Meeting and for a period of ten days prior to the date of the Annual Meeting, between the hours of 9:00 a.m. and 5:00 p.m., at our principal executive offices at 1323 Stratford Road S.E., Decatur, Alabama, by contacting the Secretary of the Corporation.

Required Vote

     The presence of the holders of a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting, present in person or represented by proxy, is necessary to constitute a quorum. Abstentions and broker "non-votes" are counted as present and entitled to vote for purposes of determining a quorum. A broker "non-vote" occurs when a broker holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting power for that particular item and has not received voting instructions from the beneficial owner.

     The election of directors requires a plurality of the votes cast by the holders of the Corporation's common stock. A "plurality" means that the individuals who receive the largest number of votes cast are elected as directors, up to the maximum number of directors to be chosen at the Annual Meeting. Only votes "for" or "against" affect the outcome. Abstentions and broker "non-votes" are not counted for purposes of the election of directors.

     The ratification of the appointment of Schauer, Taylor, Cox, Vise, Morgan & Fowler, P.C. as independent auditors of the Corporation requires the affirmative vote of a majority of the votes cast at the Annual Meeting in person or by proxy by stockholders entitled to vote on the matter. Only votes "for" or "against" affect the outcome, and therefore abstentions and broker "non-votes" are not counted for purposes of the ratification of the appointment of independent auditors.

     At the date this Proxy Statement went to press, we did not know of any other matters to be raised at the Annual Meeting. Except as otherwise provided by law, other matters voted on at the Annual Meeting will be determined by the majority of votes cast at the Annual Meeting in person or by proxy by stockholders entitled to vote on the matter. As to matters requiring the vote of a majority of the shares either present or outstanding, and entitled to vote on the matter, abstentions and broker "non-votes" have the same effect as a vote against the matter (unless the broker does not have discretionary authority to vote under Delaware law).


THE BOARD OF DIRECTORS

     The following pages present information about the persons who comprise our Board of Directors, including the five nominees for reelection. The biographical information presented below for the director nominees and for directors continuing in office is based upon information we received from the nominees and directors.

                 NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS
                     FOR A THREE-YEAR TERM EXPIRING IN 2006

     NAME AND AGE                       POSITION, PRINCIPAL OCCUPATION,
-------------------------            BUSINESS EXPERIENCE AND DIRECTORSHIPS
                              --------------------------------------------------

  Lenny L. Hayes (58)         Lenny  L. Hayes was President and General  Manager
  Director since 1995         of  Hayes Specialty Electronics, Inc., a  consumer
                              electronics retail and wholesale dealer in Decatur
                              , Alabama, from 1984 to 1998. He currently is involved in real estate development and other investments.

Neal A. Holland, Jr. (47)     Neal A. Holland  has  been   President  of Holland
  Director since 1995         Company,  Inc.,  a  diversified  sand,  stone  and
                              trucking  company in Decatur, Alabama  since 1979.
                              He is also  the owner and President of Cedar Ridge
                              Golf Course, Inc.

 Harold B. Jeffreys (59)      Harold B. Jeffreys   currently  serves  as Interim
  Director since 1995         President  and  Chief  Executive  Officer  of  the
                              Corporation  since  his  election to that position
                              by the Board in March 2002. Mr. Jeffreys is also a
                              consultant  and  was  the  founder  and  served as
                              Chairman  of  the   Board  of   Directors  and  in
                              various executive positions  of Applied  Research,
                              Inc., in Huntsville,  Alabama  from 1980 until its
                              sale in 1994. He and  his  son  currently  operate
                              Cedar  Lake   Farms,   and  he  is  also  involved
                              in other investments.

 Larry E. Landman (59)        Larry E. Landman is the  co-founder,  in 1975, and
  Director since 1998         President of L&L  Lumber Co., Inc.,  the President
                              of Huntsville   Wood  Products,  and the President
                              of Timber Properties, Inc.

  Vernon A. Lane  (65)        Vernon  A. Lane was President and Chief  Executive
  Director since 1995         Officer    of    MidSouth    Testing ,   Inc.,  an
                              environmental   testing firm in Decatur,  Alabama,
                              from 1979 to 1999. He currently is the owner of a development company, City View Estates, and a farming operation, City View Farms.


                 NOMINEE FOR ELECTION TO THE BOARD OF DIRECTORS
                 TO FILL A VACANCY WITH A TERM EXPIRING IN 2004


     NAME AND AGE                       POSITION, PRINCIPAL OCCUPATION,
-------------------------            BUSINESS EXPERIENCE AND DIRECTORSHIPS
                              --------------------------------------------------

  Larry R. Mathews (50)       Larry R. Mathews currently serves as President and
                              Chief  Executive  Officer  of  Heritage  Bank.  He
                              served as Chief Executive   Officer of The Bank in
                              Birmingham,  Alabama  from  2000   through   2001.
                              Prior to his employment with The Bank, he   served
                              as Alabama   Regional   President of  BancorpSouth
                              Bank from 1998 to 1999 and as President  and Chief
                              Executive  Officer of  Highland  Bank from 1991 to
                              1998,  prior  to its acquisition by  BancorpSouth.
                              Mr.Mathews is involved with numerous civic groups,
                              including  the  Alabama   Symphonic   Association,
                              Prescott House and the Boy Scouts of America.


             MEMBERS OF THE BOARD OF DIRECTORS CONTINUING IN OFFICE
                           WITH TERMS EXPIRING IN 2004


     NAME AND AGE                       POSITION, PRINCIPAL OCCUPATION,
-------------------------            BUSINESS EXPERIENCE AND DIRECTORSHIPS
                              --------------------------------------------------

   John T. Moss (59)          John T. Moss has been the President of Moss Lumber
  Director since 1998         Industries,  Inc. in Gurley,  Alabama  since 1971.
                              He is also a member of the Board of Trustees of Memphis Theological Seminary.

T. Gerald New, M.D. (61)      T. Gerald  New, M.D. is  associated  with  Decatur
  Director since 1995         OB-GYN Associates, P.C.

   Betty B. Sims (65)         Betty  B.  Sims  is the  President  and  owner  of
  Director since 1995         Scrumptious,  Inc.,  and  adirector and part owner
                              of Rising Sun, Inc. in Decatur,  Alabama. Ms. Sims
                              is Past President of  the  Board  of  Trustees  of
                              Decatur  General   Hospital  Foundation,  a  board
                              member of Hospice of Morgan County, and a board member of the Volunteer Bureau. She is also
                              President  and  Chairperson  of  Committee for New
                              Healing House for the Community Grief Center.

   R. Jeron Witt (60)         R. Jeron Witt was the founder, President and Chief
  Director since 1995         Executive  Officer  of  Cell-Pak, Inc. in Decatur,
                              Alabama from 1977 until the sale of that company in December 2000. He is currently a consultant to that company.

             MEMBERS OF THE BOARD OF DIRECTORS CONTINUING IN OFFICE
                           WITH TERMS EXPIRING IN 2005


     NAME AND AGE                       POSITION, PRINCIPAL OCCUPATION,
-------------------------            BUSINESS EXPERIENCE AND DIRECTORSHIPS
                              --------------------------------------------------

 Bingham D. Edwards (60)      Bingham  D.  Edwards   has   been   Secretary   of
  Director since 1995         Heritage    Financial  Holding  Corporation    and
                              Heritage Bank since 1995.  Mr. Edwards has been an
                              attorney in private  practice in Decatur,  Alabama
                              since 1971.  He is a member of  the  Alabama State
                              Bar, and  the  Morgan  County  and   American  Bar
                              Associations.

 Gregory B. Parker (45)       Gregory  B.  Parker  is  the  President  and Chief
  Director since 1998         Executive  Officer of Fountain,Parker, Harbarger &
                              Associates, LLC in Huntsville, Alabama.

 Timothy A. Smalley (48)      Timothy A.  Smalley  has been the  Chairman of the
   Director since 1995        Board  of   Directors  since  1995  and  served as
                              Interim  Chief   Financial   Officer  of  Heritage
                              Financial  Holding  Corporation  from  April  2002
                              until  July  2002. He   is   a   certified  public
                              accountant and has been a shareholder and director of Byrd, Smalley, Evans & Adams P.C. in Decatur,
                              Alabama from 1988 to the present.

Committees of the Board of Directors

     The Board of Directors of the Corporation currently has four committees: the Executive Committee, the Audit Committee, the Compensation Committee and the Nominating Committee.

     Executive Committee. The Executive Committee is authorized, between meetings of the Board of Directors, to perform all duties and exercise the authority of the Board, except for those duties and authorities delegated to other committees of the Board or that are exclusively reserved to the Board by our bylaws or by statute. The following directors are members of the Executive
Committee: Messrs. Holland, Jeffreys, Landman, Lane and Smalley. During the 2002 fiscal year, there were seventeen (17) meetings of the Executive Committee.

     Audit Committee. Our Board of Directors has a standing Audit Committee currently composed of four directors: Lenny L. Hayes, Gregory B. Parker, Timothy
A. Smalley and R. Jeron Witt.  During the 2002 fiscal  year,  there were sixteen
(16) meetings of the Audit Committee. Three of the members of the Audit Committee are independent, as required by the Securities Exchange Act of 1934, as amended, and rules promulgated by the Securities and Exchange Commission, as independence is defined by Rule 4200(a)(15) of the National Association of Securities Dealer's listing standards. Mr. Smalley does not meet the independence definition because he served as interim Chief Financial Officer of the Corporation from April 9, 2002 until July 11, 2002.

     The Audit Committee adopted an Amended and Restated Audit Committee Charter on April 8, 2003, which Charter is attached to this Proxy Statement as Appendix
A. Under the terms of its Charter, the role of the Audit Committee is to assist the Board in its oversight of (1) the integrity of the Corporation's financial statements, (2) the Corporation's compliance with legal and regulatory requirements, (3) the independent auditor's qualifications and independence, and
(4) the performance of the Corporation's internal audit function and outside auditors. The Audit Committee's responsibilities include:

     *    sole  authority  to  appoint,   retain,   discharge  and  replace  the
          independent auditors;

     *    pre-approval  of  audit  and  non-audit   services   provided  to  the
          Corporation by the independent auditors;

     * evaluation of the performance and independence of the independent auditors;

     *    review of the Corporation's audited financial statements;

     * review of all major financial reports in advance of filing, including Forms 10-K and 10-Q; and

     * review and evaluate the Corporation's internal control procedures and policies on risk-management.

The Audit Committee also performs a number of other review functions related to auditing our financial statements and reviewing our internal controls. The Audit Committee Report is presented at page 18 of this Proxy Statement under the caption "2002 Audit Committee Report."

     Compensation Committee. The Compensation Committee is responsible for reviewing the performance of the officers of the Corporation and recommending to the Board of Directors annual salary and bonus amounts for all officers of the Corporation. The Compensation Committee is currently composed of the following directors: Lenny L. Hayes, Neal A. Holland, Jr., Harold B. Jeffreys, John T. Moss, Timothy A. Smalley and Betty B. Sims. During the 2002 fiscal year, there were seven (7) meetings of the Compensation Committee. The Compensation Committee Report is presented at page 15 of this Proxy Statement under the caption "Compensation Committee Report on Executive Compensation."

     Nominating Committee. The Nominating Committee is responsible for making recommendations on candidates for the Board, director compensation and corporate governance. The following directors are members of the Nominating Committee:
John T. Moss, T. Gerald New, Betty B. Sims and R. Jeron Witt. During the 2002 fiscal year, there were four (4) meetings of the Nominating Committee.

     Our Bylaws provide that nominations for the office of director may be made by stockholders only if written notice of such proposed nominations are delivered to or mailed and received at our principal executive offices in a timely manner, generally between 60 to 90 days prior to the meeting at which the election is to be held. Any written nomination must include (1) the proposed nominee's name, age, business address, and residence address, (2) the proposed nominee's principal occupation or employment, (3) the amount of Corporation stock beneficially owned by the proposed nominee and (4) any other information relating to the proposed nominee that is required to be disclosed in proxy solicitations pursuant to federal securities laws. The nominating stockholder must also provide certain information, including (1) name and address, (2) the amount of Corporation stock beneficially owned by the stockholder, (3) a description of all arrangements or understandings between the stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by the stockholder, (4) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in such notice, and (5) any other information relating to the stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for the election of directors pursuant to federal securities laws. Each nomination must be accompanied by a written consent of the proposed nominee to be named as a nominee and to serve as a director, if elected. We may require any proposed nominee to furnish additional information in order to determine the eligibility of such proposed nominee to serve as a director of the Corporation.

Director Attendance

     The Board of Directors held a total of sixteen (16) meetings during the 2002 fiscal year. All of the directors attended at least 75% of the aggregate of
(i) the total number of Board of Directors' meetings and (ii) the total number of meetings held by all Board committees on which he or she served during the period for which he was serving as a director or committee member. We believe that attendance at meetings is only one means by which directors may contribute to the effective management of the Corporation and that the contributions of all directors have been substantial.

Director Compensation

     Director compensation was suspended for the months of October 2002 through February 2003. For the months of January through September of the 2002 fiscal year, non-employee directors of the Corporation received a $500 per month retainer, and the Chairman of the Board received a $750 per month retainer. Additionally, during such period, non-employee directors received $250 for every meeting of the Board of Directors they attend, regardless of whether the meeting involved the entire Board of Directors or a committee of the Board of Directors. Maximum monthly compensation for non-employee directors was $750, with the maximum monthly compensation for the Chairman of the Board capped at $1,000. Directors are also eligible to receive stock options under the

Corporation's Incentive Stock Compensation Plan. The Corporation's Incentive Stock Compensation Plan is discussed below in greater detail under the caption "Incentive Stock Compensation Plan."

                              SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The table below sets forth, to the best of our knowledge, certain information regarding beneficial stock ownership of the Corporation as of April 4, 2003, by: (a) each director and named executive officer of the Corporation,
(b) all directors and officers as a group, and (c) each stockholder known by us to be a beneficial owner of more than 5% of the outstanding Common Stock. Except as otherwise indicated, each person or entity listed below has sole voting and investment power with respect to all shares shown to be beneficially owned by such person or entity except to the extent such power is shared by a spouse under applicable law.


                                                                             NUMBER OF SHARES      PERCENTAGE OF
                                                                            OF THE CORPORATION     COMMON STOCK
            NAME                              POSITION HELD                    COMMON STOCK        OWNED (1)(2)
------------------------------ -------------------------------------------- -------------------- ------------------

Timothy A. Smalley             Chairman of the Board                              242,750  (3)         2.35%

Harold B. Jeffreys             Interim President and Chief Executive
                               Officer and Director                               779,422  (4)         7.62

Bingham D. Edwards             Secretary and Director                             188,742  (5)         1.83

Lenny L. Hayes                 Director                                           240,000  (6)         2.32

Thomas E. Hemmings             Chief Financial Officer                              7,485                *

Neal A. Holland, Jr            Director                                           797,240  (7)         7.79

Larry E. Landman               Director                                           242,200  (8)         2.35

Vernon A. Lane                 Director                                           497,843  (9)         4.87

Larry A. Mathews               President and Chief Executive Officer of
                               Heritage Bank                                      219,580  (10)        2.15

John T. Moss                   Director                                           159,000              1.55

T. Gerald New, M.D             Director                                           285,000  (11)        2.78

Gregory B. Parker              Director                                           119,170  (12)        1.15

Don H. Pruett                  Executive Vice President and Chief Lending
                               Officer                                             60,000                *

Betty B. Sims                  Director                                           330,400  (13)        3.21

Michael R. Washburn            President of Heritage Bank Birmingham              113,640  (14)        1.10

R. Jeron Witt                  Director                                           321,499  (15)        3.14

All executive officers and
Directors as a group (17 persons)                                               4,663,971             42.85

Reginald D. Gilbert            Former Chief Executive Officer                     588,650  (16)        5.72
1515 Woodland Street, N.E
Decatur, Alabama 35601

Vernon Bice                    Former President of Heritage Bank
                               Huntsville                                          87,540                *

John Whitley                   Former President of Heritage Bank Decatur          146,503              1.43

*Denotes less than one percent.

                                       7

---------------
(1) Except as otherwise noted herein, percentage is determined on the basis of 10,230,187 shares of Common Stock outstanding plus securities deemed outstanding pursuant to Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended. Under Rule 13d-3, a person is deemed to be a beneficial owner of any security owned by certain family members and any security of which that person has the right to acquire beneficial ownership within 60 days, including, without limitation, shares of Corporation common stock subject to currently exercisable options.

(2) Percentage for each named individual is calculated by treating any shares subject to options that are held by the named individual and that are exercisable within the next 60 days as if outstanding, but treating such option shares held by others and treating shares subject to options held by the named individual but not exercisable within 60 days as not outstanding.

(3) Includes 120,000 shares subject to options exercisable within 60 days. Also includes 10 shares of common stock held in the name of Mr. Smalley's minor son.

(4) Includes 301,919 shares owned by Mr. Jeffreys' wife, 30,000 shares owned by his daughter and 31,000 shares owned by his son.

(5)  Includes 60,000 shares subject to options exercisable within 60 days.

(6)  Includes 120,000 shares subject to options exercisable within 60 days.

(7) Includes 5,400 shares owned by Mr. Holland's wife, 30,000 shares held by a family limited partnership, Holland Limited Partnership, and 694,674 shares owned by a family limited partnership, Holland, L.P.

(8) Includes 90,000 shares subject to options exercisable within 60 days. Also includes 400 shares owned by Mr. Landman's daughter, 2,000 shares held in trust for his son, and 2,000 shares held in trust for his daughter. Mr. Landman serves as the sole trustee for both trusts.

(9)  Includes 50,004 shares owned by Mr. Lane's wife.

(10) Includes 149,700 shares held by Summit, LLC, a company owned by Mr. Mathews, and 59,800 shares held by Mr. Mathews' IRA.

(11) Includes 30,000 shares subject to options exercisable within 60 days. Also includes 15,000 shares owned by Dr. New's wife.

(12) Includes 90,000 shares subject to options exercisable within 60 days.

(13) Includes 60,000 shares subject to options exercisable within 60 days. Also includes 90,400 shares owned by Mrs. Sims' husband.

(14) Includes 84,000 shares subject to options exercisable within 60 days.

(15) Includes 31,497 shares owned by Mr. Witt's wife.

(16) Includes 60,000 shares subject to options exercisable within 60 days. Also includes 10,002 shares owned by Mr. Gilbert's wife.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers and Directors and persons who beneficially own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and beneficial owners of more than 10% of the Common Stock are required by SEC regulations to furnish the Corporation with copies of all
Section 16(a) forms that they file. In fiscal year 2002, Mr. Larry Mathews and Mr. Don Pruett were late in filing their initial Forms 3. Based on a review of the copies of Forms 3, 4 and 5 furnished to the Corporation, or written representations that no reports on Form 5 were required, we believe that during the 2002 fiscal year, all of our officers, directors and greater-than-10% beneficial owners filed on a timely basis all reports required by Section 16(a) of the Exchange Act.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

     The following table presents certain information concerning compensation paid or accrued for services rendered to the Corporation in all capacities during the years ended December 31, 2002, 2001 and 2000, for each person who served as chief executive officer during 2002, the four other most highly compensated executive officers of the Corporation who were employed with the Corporation at year end, and two other individuals who would have been among the four most highly compensated executive officers of the Corporation but for the fact that they were no longer employed with the Corporation at year end. These executive officers are referred to collectively as the "named executive officers."

                              Annual Compensation
                                                                                    Long-Term
                                                                                   Compensation
                                                                                      Awards
                                                                                    Securities     Other Annual
       Name and Principal Position                                                  Underlying     Compensation
                                             Year        Salary $      Bonus $      Options (#)         (1)
------------------------------------------ ---------- ------------- ------------- ------------- ------------------
Reginald D. Gilbert (2)                      2002        $ 904,239        $    0       --          $ 2,243,065 (3)
Former President and Chief Executive         2001          180,000        70,000       --                5,885
Officer                                      2000          165,000       105,000       --                   --

Harold B. Jeffreys (4)                       2002           75,610             0       --                4,978
Interim President and Chief Executive        2001               --            --       --                   --
Officer                                      2000               --            --       --                   --

                                             2002           58,894        10,000       --                4,481
Thomas E. Hemmings (5)                       2001               --            --       --                   --
Chief Financial Officer                      2000               --            --       --                   --

Larry R. Mathews (6)                         2002           35,102             0       --                  605
President and Chief Executive Officer        2001               --            --       --                   --
Heritage Bank                                2000               --            --       --                   --

Don H. Pruett (7)                            2002           23,208             0       --                  898
Executive Vice President and Chief           2001               --            --       --                   --
Lending Officer                              2000               --            --       --                   --

                                             2002          147,674        55,000       --               10,164
Michael R. Washburn                          2001          140,000        45,000       --                8,385
President of Heritage Bank Birmingham        2000          130,000        35,450       --                7,400

Vernon Bice (8)                              2002          124,709        75,000       --                8,609
Former President of Heritage Bank            2001          150,000        75,000       --                8,686
Huntsville                                   2000          140,000        47,000       --              119,850

John Whitley (9)                             2002          124,709        29,820       --                8,458
Former President of Heritage Bank            2001          150,000            --       --                8,686
Decatur                                      2000          140,000        50,500       --              119,850

(1) Represents the dollar value of board fees received, insurance premiums paid by the Corporation with respect to life, health, dental and disability insurance for the benefit of the named executive officer, the Corporation's contributions to these named executive officers' 401(k) accounts, and other remunerations including tax reimbursements.

(2) Mr. Gilbert retired from the Corporation as an officer and a director on March 25, 2002.

(3)  Includes $2,236,010 relating to Mr. Gilbert's retirement.

(4) Mr. Jeffreys was named Interim President and Chief Executive Officer on March 25, 2002.

(5)  Mr. Hemmings was named Chief Financial Officer on July 11, 2002.

(6) Mr. Mathews was named President and Chief Executive Officer of Heritage Bank on October 23, 2002.

(7) Mr. Pruett was named Executive Vice President and Chief Lending Officer of Heritage Bank on October 25, 2002.

(8)  Mr. Bice's employment was terminated on November 4, 2002.

(9)  Mr. Whitley's employment was terminated on November 4, 2002.

Option Grants in Last Fiscal Year

     The Corporation did not grant any options during the 2002 fiscal year to purchase Common Stock to any named executive officer under the Corporation's Incentive Stock Compensation Plan.

Aggregated Option Exercises in Last Fiscal Year and December 31, 2002 Option Values

     The following table provides certain information concerning the number and intrinsic value of the options held by the named executive officers at December 31, 2002. Messrs. Hemmings, Mathews and Pruett are not included in the table below because they did not hold options at December 31, 2002. Year-end values are based on the difference between the estimated fair market value of Common Stock at December 31, 2002 (which was $9.50 based on reported trade prices) and the exercise price of such option. They do not reflect the actual amounts, if any, which may be realized upon the future exercise of remaining stock options and should not be considered indicative of future stock performance. During the year 2002, Common Stock was traded in privately negotiated transactions at prices which ranged from $8.00 to $12.50 per share.

                                 Shares                       Number Of Securities
                                Acquired                     Underlying Unexercised          Value Of Unexercised
                                   On          Value         Options/SARs At Fiscal       In-The-Money Options/SARs
                                Exercise      Realized              Year-End                  At Fiscal year-End
                                                                       (#)                           ($)
            Name                  (#)           ($)         Exercisable/Unexercisable     Exercisable/Unexercisable
-----------------------        -----------  -----------    ---------------------------   ---------------------------
Reginald D. Gilbert (1)          433,016     $3,445,000                    60,000/0                $ 339,000/0 (2)

Harold B. Jeffreys                  0           N/A                 102,000/108,000          $ 629,000/666,000 (2)

Michael R. Washburn                 0           N/A                   78,000/42,000           $ 276,000/84,000 (2)

---------------

(1) Mr. Gilbert retired from the Corporation as an officer and director on March 25, 2002 and his retirement agreement provided for the acceleration and cancellation of certain options that he held at the time of his retirement.

(2) The Corporation is not listed on any exchange and there is no organized trading market for the shares of its common stock. When shares are traded, they are traded in privately negotiated transactions. Management has reviewed the limited information available to the Corporation as to the prices at which shares of the Corporation's common stock have been sold, for purposes of setting forth the per share prices in the table. Values shown in the table are based upon an estimated fair market value of $9.50 per share, which reflects reported trade prices at December 31, 2002. In March 2003, the Corporation obtained an appraisal of the fair market value of the common stock of the Corporation in connection with certain employee benefit plans, which appraisal estimated the fair market value at December 31, 2002 to be $3.34. If a value of $3.34 per share was used for purposes of calculating the intrinsic value of options, the unexercised options reflected in the table would not be in-the-money and all values set forth in the last column of the table would be zero.

Employment Agreements and Other Arrangements

     On March 25, 2002, the Board of Directors elected Harold B. Jeffreys, a director of the Corporation, to the position of Interim President and Chief Executive Officer. Mr. Jeffreys does not have an employment agreement, but rather, the Board of Directors initially authorized that he will be compensated by the Corporation at a rate of $180,000 per year, payable on a semi-monthly basis, with no eligibility for a bonus. As of November 1, 2002, the Board of Directors reduced the authorized compensation to Mr. Jeffreys to a rate of $12,000 per year. The Board of Directors is currently seeking a permanent President and CEO of the Corporation. Mr. Jeffreys will remain as Interim President and Chief Executive Officer until his successor is chosen.

     On April 9, 2002, the Board of Directors elected Timothy A. Smalley, the Chairman of the Board and a certified public accountant, to the position of Interim Chief Financial Officer, which position he held until July 11, 2002 when the Corporation hired Thomas E. Hemmings to serve as Chief Financial Officer of the Corporation. Mr. Smalley received compensation in the amount of $27,500 for his duties as Interim Chief Financial Officer in addition to director fees.

     The Corporation and its subsidiary Heritage Bank have entered into an employment agreement with Mr. Hemmings in September 2002, effective as of July 11, 2002. The employment agreement is for a period of two years, which is automatically renewed for an additional two year term unless Mr. Hemmings' employment is sooner terminated under the employment agreement or unless either party gives written notice of non-renewal to the other, not later than thirty
(30) days prior to the end of the term or renewal period.

     In the event of the termination of Mr. Hemmings by the Corporation or the Bank for Cause (or for any reason after the fifth anniversary of the commencement of the initial term), by Mr. Hemmings other than for Good Reason, or upon the death or Disability of Mr. Hemmings (Cause, Good Reason and Disability as defined in Mr. Hemmings' employment agreement), Mr. Hemmings will be entitled to receive only Base Salary (as defined in his employment agreement) earned but unpaid at the time of termination, expenses otherwise reimbursable under the employment agreement that have been incurred by, but not yet reimbursed to, Mr. Hemmings as of the time of termination, any earned but unpaid incentive awards due, and group health coverage required to be continued by applicable law.

     In the event of the termination of Mr. Hemmings by the Corporation or the Bank other than for Cause (including election by the Corporation and the Bank not to renew the term) prior to the fifth anniversary of the commencement of the term, or by Mr. Hemmings for Good Reason (which includes, under certain circumstances, in the event of a Change of Control (as defined in Mr. Hemmings' employment agreement)), then the Corporation shall pay to Mr. Hemmings the compensation described in the preceding paragraph and a lump sum payment equal to 1.5 times the Base Salary.

     The Corporation and Heritage Bank have entered into an employment agreement with Mr. Mathews on January 23, 2003 effective as of October 23, 2002, pursuant to which Mr. Mathews is employed as President and Chief Executive Officer of Heritage Bank. The employment agreement has an initial term of three years, which may be renewed annually by mutual agreement of the parties for one additional year on each anniversary of the effective date of the agreement. The employment agreement provides that within 180 days after the effective date of the agreement the Corporation will grant to Mr. Mathews an option to purchase up to 120,000 shares of Common Stock of the Corporation under the Incentive Stock Compensation Plan of the Corporation.

     In the event of the termination of Mr. Mathews by the Corporation or the Bank for Cause, by Mr. Mathews other than for Good Reason, or upon the death or Disability of Mr. Mathews (Cause, Good Reason and Disability as defined in Mr. Mathews' employment agreement), Mr. Mathews will be entitled to receive only Base Salary (as defined in his employment agreement) earned but unpaid at the time of termination, expenses otherwise reimbursable under the employment agreement that have been incurred by, but not yet reimbursed to, Mr. Mathews as of the time of termination, any earned but unpaid incentive awards due, and group health coverage required to be continued by applicable law.

     In the event of the termination of Mr. Mathews by the Corporation or the Bank other than for Cause, or by Mr. Mathews for Good Reason (which includes in the event of a Change of Control (as defined in Mr. Mathews' employment agreement)), then the Bank shall pay to Mr. Mathews the compensation described in the preceding paragraph and an additional payment in an aggregate amount equal to two times his Base Salary (as defined in his employment agreement); provided that at the election of the Corporation and the Bank, the additional payment may be reduced to an amount equal to one times the Base Salary if the noncompetition period (as described below) is reduced to a period of one year. In addition, options granted to Mr. Mathews pursuant to his employment agreement will become fully vested immediately upon the effective time of his termination for the reasons described in this paragraph.

     Mr. Mathews' employment agreement also contains a noncompetition clause whereby Mr. Mathews has agreed that, for a period following a termination of his employment under the agreement, he shall not work or perform services as a consultant to, or serve as a member of management or as an employee of any financial institution whose deposits are insured by the Federal Deposit Insurance Corporation (the "FDIC") in any county where the Corporation, the Bank or any of their majority-owned subsidiaries has a bank branch that accepts deposits insured by the FDIC at the time of the termination or in Shelby County, Alabama. The noncompetition period shall be two years following a termination by Mr. Mathews for Good Reason or by the Corporation or the Bank for a reason other than Cause, and shall be one year following a termination for any other reason. However, the noncompetition restrictions shall not apply after a Change of Control (as defined in Mr. Mathews' employment agreement, which definition includes, among other things, the appointment of an individual as chief executive officer of the Corporation if such individual is not Mr. Mathews, a member of the Board of Directors of the Corporation as of the effective date of the employment agreement, or an individual mutually agreed upon by Mr. Mathews and the Corporation).

     Heritage Bank has entered into an employment agreement with Mr. Pruett in February 2003 effective as of October 25, 2002, pursuant to which Mr. Pruett is employed as Executive Vice President and Chief Lending Officer of the Bank. The employment agreement has an initial term of three years and may be renewed annually by mutual agreement of the parties for one additional year on each anniversary of the effective date of the agreement. The employment agreement provides that within 180 days after the effective date of the agreement the Corporation will grant to Mr. Pruett an option to purchase up to 50,000 shares of Common Stock of the Corporation under the Incentive Stock Compensation Plan of the Corporation.

     Mr. Pruett's employment agreement contains termination provisions comparable to those described above for Mr. Mathews' agreement, except that the definition of Change of Control in Mr. Pruett's agreement does not include the appointment of certain individuals as chief executive officer of the Corporation. Mr. Pruett's employment agreement also contains a noncompetition clause that is the same as the noncompetition clause described above for Mr. Mathews' agreement.

     Heritage Bank has also entered into an employment agreement with Mr. Washburn. The employment agreement is for a period of two years, which is automatically extended for an additional day on each daily anniversary of the term commencement date, and shall continue to renew as such, unless Heritage Bank provides thirty (30) days written notice of non-extension to Mr. Washburn.

     In the event of the termination of Mr. Washburn by Heritage Bank's Board of Directors for any reason other than Cause, Total and Permanent Disability, Retirement, a Change in Control (all as defined in the employment agreement), or death, Heritage Bank shall pay Mr. Washburn a payment in cash equal to two years of his respective Total Compensation. "Total Compensation" shall mean base salary plus any and all incentive or discretionary bonuses granted by Heritage Bank within the most current twelve month period during the term of the agreement.

     In the event of the termination of Mr. Washburn due to death, Total and Permanent Disability or Retirement, he shall receive any previously unpaid base salary through his date of termination and the payment of any life insurance, disability or other benefits for which he is eligible.

     In the event of termination for Cause,  Mr. Washburn shall only receive the
payment  of  any  previously   unpaid  base  salary  through  the  date  of  his
termination.

     If within five years following a Change in Control, Mr. Washburn is terminated by the Heritage Bank's Board of Directors for:

     (a) reasons other than for Cause or other than as a consequence of their death or attainment of normal Retirement; or

     (b) if his employment is voluntarily terminated by Mr. Washburn following the occurrence of any of the following events:

          (1) the assignment of Mr. Washburn to any duties or responsibilities inconsistent with his position immediately preceding a Change in Control, or a change in his reporting responsibilities or titles in effect at such time resulting in a reduction of his responsibilities or position;

          (2) the reduction of his annual salary or benefits or supplemental compensation;

          (3)  his transfer to a location requiring a change in his residence or
               a  material   increase  in  the  amount  of  travel  required  in
               connection with his employment; or

          (4) the good faith determination by Mr. Washburn that due to a Change in Control, he is no longer able effectively to discharge his duties and responsibilities; then, Mr. Washburn will be entitled to receive the following:

               - Payment from Heritage Bank in cash of an amount equal to two years of Total Compensation.

               - Unless prohibited by law, in the event that Mr. Washburn is entitled to receive any sums or awards pursuant to compensation plans presently in place or which shall be approved by the Board of Directors of Heritage Bank, any and all vesting or maturity schedules or other rights conditioned upon the passage of time set forth in such compensation plans shall immediately lapse or be deemed to have accelerated to maturity or full vesting, and Mr. Washburn shall be entitled to receive all benefits previously granted to him thereunder. In the event any such immediate lapse, maturation or full vesting would cause any such compensation plan that is then a "qualified" plan under the Internal Revenue Code to become non-qualified or would cause any materially adverse tax consequences to Heritage Bank or its other employees, then such immediate lapse, maturation or full vesting shall not occur, but, instead Heritage Bank shall make such payments or otherwise provide such additional or substantially equivalent benefits or payments as may be, in the opinion of a mutually acceptable qualified third party, necessary to make the payments or benefits to Mr. Washburn substantially equal to those to which he would have been entitled if such immediate lapse, maturation or full vesting had occurred.

               - In the event termination should occur prior to the grant of options and awards designated to Mr. Washburn, Heritage Bank shall provide such substantially equivalent payments or benefits as may be, in the opinion of a mutually acceptable qualified third party, necessary to make the payments or benefits to him substantially equal to those to which he would have been entitled if such plans had been adopted by the Board and approved by the stockholders, and if such options and awards had been granted as of the effective date of his employment agreement.

               - In the event there are payments of whatever nature arising from his employment due on or after the date of termination from Heritage Bank or any parent or subsidiary of Heritage Bank to Mr. Washburn, the receipt of which has been deferred by means of an instrument in writing signed by him, such payment shall be paid within 30 days of termination in a lump sum to him. In the event there are obligations of Heritage Bank or any parent or subsidiary of Heritage Bank to Mr. Washburn outstanding on or after the date of termination, all such obligations shall immediately be accelerated to maturity and become due and payable in full as of the date of termination.

               - The ownership of all club memberships, automobiles and other perquisites that were assigned to Mr. Washburn prior to termination shall be transferred to him, at no cost within 30 days of his termination.

Certain Relationships and Related Transactions

     On March 26, 2003, the Corporation commenced a private placement of up to 1,000,000 shares of common stock, for a purchase price of $3.34 per share, to a limited number of investors, including certain directors and officers of the Corporation and its subsidiary Heritage Bank. The purchase price of $3.34 per share was determined by the Board of Directors of the Corporation to be the fair market value of a share of common stock of the Corporation, which determination was based upon a recent appraisal by an investment banking firm engaged by the Corporation. The shares to be issued in the private placement have not been registered under the Securities Act of 1933 with the Securities and Exchange
Commission or under the securities laws of any state, and are restricted securities within the meaning of Rule 144 of the Securities Act of 1933. As a result, absent an effective registration statement, the shares are subject to a one-year holding period from the date of acquisition of the securities and any resale of such securities in reliance upon the safe harbor provisions of Rule
144. Following such one-year holding period the shares may be sold pursuant to the provisions of Rule 144. Purchasers of the shares in the private placement will be entitled to "piggy-back" registration rights, but no demand registration rights. The officers, directors and affiliates thereof who have participated in the private placement as of April 4, 2003, and the number of shares purchased by each, is set forth below:


       Name                                   Position                               Number of Shares Purchased
-----------------------       --------------------------------------------------     --------------------------

   Larry R. Mathews           President and Chief Executive Officer of Heritage               209,500 (1)
                              Bank

   Thomas E. Hemmings         Chief Financial Officer                                           7,485

   Don H. Pruett              Executive Vice President and Chief Lending Officer               60,000
                              of subsidiary Heritage Bank

   William M. Foshee          Senior Vice President of subsidiary Heritage Bank                60,000 (2)

                                       13

---------------

(1) Mr. Mathews purchased 149,700 shares through Summit, LLC, a company owned by him, and purchased 59,800 shares through his IRA.

(2) Includes 32,000 shares held by Mr. Foshee's IRA and 18,000 shares held by an IRA for the benefit of Mr. Foshee's spouse.

     On October 30, 2002, the Corporation entered into a Loan Agreement with First Tennessee Bank National Association, pursuant to which the Corporation has borrowed $7.5 million. As part of such loan arrangement, each of the directors of the Corporation executed a personal guaranty agreement as security for such loan.

     Certain directors and executive officers of the Corporation and their affiliated interests were customers of and had transactions with the Corporation in the ordinary course of business during fiscal year 2002. None of such business transactions exceeded for any director or executive officer $60,000 in the aggregate for 2001 or 2002. Additional transactions may be expected to take place in the future. In addition, such persons have one or more outstanding loans and commitments of the Corporation, including the loans described above, all of which were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectability or present other unfavorable features.

     During fiscal year 2002, the Corporation retained Mr. Edwards' law firm for certain matters, but legal fees paid by the Corporation to the law firm did not exceed $60,000. Also during fiscal year 2002, the Corporation retained Byrd, Smalley, Evans & Adams P.C., the accounting firm in which Mr. Smalley is a partner, for certain matters, but fees paid by the Corporation to the accounting firm did not exceed $60,000.

     Except as set forth above, there were not during the year 2002 and there are no existing or proposed direct or indirect material transactions between the Corporation and any of its officers, directors or any affiliate of the foregoing, except in the ordinary course of the Corporation's business.

Compensation Committee Interlocks and Insider Participation

     Messrs., Hayes, Holland, Jeffreys, Moss and Smalley and Mrs. Sims comprise the Compensation Committee. With the exception of Mr. Jeffreys who currently holds an interim officer position within the Corporation, and Mr. Smalley, who previously held the position of interim Chief Financial Officer within the Corporation, none of the members of the Compensation Committee is a former or current officer or employee of the Corporation or any of its subsidiaries.

Incentive Stock Compensation Plan

     The Board of Directors has adopted and the Corporation's stockholders have approved the Corporation's Incentive Stock Compensation Plan (the "Incentive Stock Plan"). The directors believe an incentive program is an important asset in attracting and retaining qualified personnel and motivating their efforts on behalf of the Corporation and its interests.

     The full text of the Incentive Stock Plan as adopted is available upon written request from the Corporation. The following discussion outlines some of the essential features of the Incentive Stock Plan, but is qualified in its entirety by reference to the full text of the Incentive Stock Plan.

     All key employees of the Corporation are eligible for selection to participate in the Incentive Stock Plan. The selection of these participants is entirely within the discretion of the Compensation Committee (the "Committee"), which is a committee of the Board of Directors comprised of three or more non-employee directors. The Incentive Stock Plan is administered by the Committee, which has the exclusive right, subject to the provisions of the Incentive Stock Plan, to interpret its provisions and to prescribe, amend and rescind rules and regulations for its administration.

     Under the Incentive Stock Plan, the Committee can issue stock options for Common Stock. The Corporation has reserved a total of 6,000,000 shares of Common Stock for issuance under the Incentive Stock Plan. The Committee may authorize and issue either "incentive stock options" to specified employees of the Corporation or nonqualified options to other key employees. For "incentive stock options" qualified as such under section 422 of the Internal Revenue Code, the aggregate value of the shares for which an employee may be granted options in any calendar year cannot exceed $100,000, measured by the market value at date of grant, plus any unused carryover of this annual limitation. The price of the option cannot be less than 100% of the fair market value of the shares on the date the option is granted, except as to persons who hold more than 10% of the voting power of the Corporation, in which case the option price cannot be less than 110% of fair market value. Pursuant to the terms of the plan, as amended, fair market value is to be determined by a third party appraisal.

     No incentive stock option may be exercised more than ten years after it is granted. An option becomes exercisable, subject to the foregoing limitation, at such time(s) after it is granted as are set forth in the option agreement with respect to such grant. An option must be exercised within twelve (12) months of retirement, death or disability and within ninety (90) days of other termination from the Corporation.


             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

General

     The Compensation Committee is responsible for establishing a compensation plan that will enable the Corporation to compete effectively for the services of qualified officers and key employees, to give those employees appropriate incentive to pursue the maximization of long-term stockholder value and to recognize those employees' success in achieving both qualitative and quantitative goals for the benefit of the Corporation. The Compensation Committee makes recommendations as to appropriate levels of compensation for specific individuals, as well as compensation and benefit programs for the Corporation as a whole.

Compensation Philosophy and Policy for Executive Officers

     The Compensation Committee believes that executives of the Corporation should be rewarded based upon their success in meeting certain operational goals, improving these earnings and generating returns for stockholders. The Compensation Committee strives to establish levels of compensation that take these factors into account and provide appropriate recognition for past achievement and incentive for future success. The Compensation Committee recognizes that the market for executives with expertise and experience in the banking industry is very competitive. In order to attract and retain qualified executives, the Compensation Committee believes that the Corporation must offer compensation at competitive levels. In addition, the Compensation Committee believes that the Corporation's stock incentive plan offers its executives meaningful equity participation in the Corporation's common stock. The Compensation Committee feels that the mix of cash compensation and equity participation will be effective in stimulating the Corporation's executives to meet both long-term and short-term goals.

     The Corporation's compensation program has two basic components: base salary and cash and equity-based incentive compensation.

     Base Salary: The Corporation feels that it has been successful in attracting and retaining key executives. The Corporation believes that its compensation package has been and will continue to be instrumental in its success. The Compensation Committee endeavors to establish base salary levels for key executives that are consistent with those provided for similarly situated executives of other publicly-held financial institutions, taking into account each executive's areas and level of responsibility.

     Incentive Compensation: The Compensation Committee also recommends cash incentive compensation for executives, based upon each executive's success in meeting qualitative and quantitative performance goals established by the Board of Directors and each executive's superiors. Generally, bonus determinations are made on a case-by-case basis, and there is no fixed relationship between any particular performance factor and the amount of a given executive's bonus. In 2002, bonus determinations were made based on a formula which took into account corporate performance, regional performance and personal performance. The Compensation Committee also believes that exceptional performance by an executive related to specific projects or goals set by the Board of Directors and senior management should be rewarded with special cash bonuses that are awarded from time to time as circumstances indicate.

     In addition to cash incentive compensation, the Corporation utilizes equity-based compensation in the form of stock options and other awards to encourage its executives to meet operational goals and maximize long-term stockholder value. Because the value of stock options granted to an executive is directly related to the Corporation's success in enhancing its market value over time, the Compensation Committee believes that its stock option program is effective in aligning the interests of management and stockholders.

     The Compensation Committee determines stock option grants and other awards valued in whole or in part by reference to or otherwise based on the Common Stock. Under the Corporation's incentive compensation plans, specific grants are determined taking into account an executive's current responsibilities and historical performance, as well as the executive's perceived contribution to the Corporation's results of operations. Awards are also used to provide an incentive to newly promoted officers at the time that they are asked to assume greater responsibilities. In evaluating award grants, the Compensation Committee will consider prior grants and shares currently held, as well as the recipient's success in meeting operational goals and the recipient's level of responsibility. However, no fixed formula is utilized to determine particular grants. The Compensation Committee believes that the opportunity to acquire a significant equity interest in the Corporation will be a strong motivation for the executives to pursue the long-term interests of the Corporation and its stockholders and will promote longevity and retention of key executives.
Information relating to stock options granted to the five most highly-compensated executive officers of the Corporation is set forth under "Executive Compensation and other Information" in this Proxy Statement.

     The Compensation Committee will continue to review and evaluate compensation programs at least annually. When and where appropriate, the Compensation Committee will consult with independent compensation consultants, legal advisors and the Corporation's independent auditors with respect to the proper design of the program toward achieving the Corporation's objectives.

     Chief Executive Officer Compensation: The Compensation Committee determines the CEO's equity-based compensation and reports to the Board of Directors on other compensation arrangements. In addition, the Compensation Committee recommends to the Board of Directors the level of non-equity incentive compensation that is appropriate for the chief executive officer with respect to each fiscal year of the Corporation. In making such recommendation, the Compensation Committee takes into account the Corporation's performance in the marketplace, its success in meeting strategic goals and its success in meeting monthly and annual performance goals established by the Board of Directors. Again, ultimate compensation decisions are not made in a formulary manner, but in a manner which takes into account the Corporation's competitive position, its position in the financial markets and its ability to achieve its performance goals. The Compensation Committee believes that it is important to ensure that, if the CEO is successful in leading the Corporation to achieve the goals set by the Board of Directors, his compensation will be at a level commensurate with that of chief executive officers of similarly-situated publicly held financial institutions.

Conclusion

     It is the intent of the Compensation Committee to ensure that the Corporation's compensation programs continue to motivate its executives and reward them for being responsive to the long-term interests of the Corporation and its stockholders. The Compensation Committee will continue to review and evaluate compensation programs at least annually.

     The foregoing report is submitted by the following directors of the Corporation, comprising all of the members of the Compensation Committee of the Board of Directors.

          Bingham D. Edwards                 Harold B. Jeffreys
          Lenny L. Hayes                     John T. Moss
          Neal A. Holland, Jr.               Timothy A. Smalley

                                PERFORMANCE GRAPH

             Heritage Financial Holding Corporation - Comparison of
                         Cumulative Stockholder Returns

     This graph compares our total shareholder returns, the NASDAQ Composite Index and the NASDAQ Bank Index. The graph assumes $100 was invested at the time of the Corporation's formation at the initial offering price of the Corporation's common stock, in the Corporation and each of the indices.

                               [GRAPHIC OMITTED]


VALUE OF INITIAL $100 INVESTMENT                            12/31/00             12/31/01               12/31/02
--------------------------------                            --------             --------               --------
The Corporation                                             $100.00               $ 91.30               $ 82.60 (1)

NASDAQ Composite Index                                      $100.00               $ 79.40               $ 54.06

NASDAQ Bank Index                                           $100.00               $110.00               $115.05

(1) Value shown is based upon reported trade prices of $9.50 at December 31, 2002. The Corporation is not listed on any exchange and there is no organized trading market for the shares of its common stock. When shares are traded, they are traded in privately negotiated transactions. Management has reviewed the limited information available to the Corporation as to the prices at which shares of the Corporation's common stock have been sold, for purposes of setting forth the per share prices in the table. In March 2003, the Corporation obtained an appraisal of the fair market value of the common stock of the Corporation in connection with certain employee benefit plans, which appraisal estimated the fair market value at December 31, 2002 to be $3.34. If a value of $3.34 per share was used in the table, the value reflected in the 12/31/02 column for the Corporation would be $29.04.

                                       17

                         INDEPENDENT PUBLIC ACCOUNTANTS

     The firm of Schauer, Taylor, Cox, Vise, Morgan & Fowler, P.C. examined our financial statements for the fiscal year ended December 31, 2002, and the Board of Directors has appointed Schauer, Taylor, Cox, Vise, Morgan and Fowler, P.C. as our independent auditors for the fiscal year ending December 31, 2003. A representative of Schauer, Taylor, Cox, Vise, Morgan and Fowler, P.C. will be present at the Annual Meeting, will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

Fees

         Audit Fees                                                                  $    100,011

         Financial Information Systems Design and Implementation Fees                           0

         All Other Fees                                                                   161,733
                                                                                      -----------
         Total                                                                           $261,744

     Audit Fees ($100,011). This category includes fees for the examination of the Corporation's consolidated financial statements. This category also includes advice on audit and accounting matters that arose during or as a result of the audit or the review of interim financial statements, and the preparation of an annual "management letter" on internal control matters.

     All Other Fees ($161,733). This category consists of fees for audit-related services including quarterly filing assistance, primarily for the Corporation's and the Bank's banking regulatory reports; interim and year-end tax services and return preparation; and miscellaneous accounting and tax research and assistance.

     The Audit Committee has considered whether the provision of the services covered by "All Other Fees" is compatible with maintaining the principal accountant's independence and determined that such provision of services is so compatible.

                           2002 AUDIT COMMITTEE REPORT

     The Audit Committee has reviewed and discussed the audited financial statements for fiscal year ended December 31, 2002, with management of the Corporation. The Audit Committee discussed with the Corporation's independent auditors the overall scope and plans for their audit. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards, No. 61, Communications with Audit Committee, as may be modified or supplemented. The Audit Committee has received written disclosure and the letter from the independent accountants required by Independence Standards Board, Standard No. 1, Independence Discussions with Audit Committees, as may be modified or supplemented, and has discussed with the independent accountant the independent accountant's independence. After reviewing and discussing the foregoing, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 2002 to be filed with Securities and Exchange Commission. The Audit Committee adopted a written Amended and Restated Audit Committee Charter on April 8, 2003, which charter is attached to this Proxy Statement as Appendix A.

                 Lenny L. Hayes            Timothy A. Smalley
                 Gregory B. Parker         R. Jeron Witt

                            STOCKHOLDER PROPOSALS FOR
                       NEXT ANNUAL MEETING OF STOCKHOLDERS

     Stockholders' proposals intended to be presented at the 2004 Annual Meeting of Stockholders must be received by the Corporation no later than December 17, 2003, to be considered for inclusion in the Corporation's Proxy Statement and form of proxy for that meeting. A stockholder of the Corporation may wish to have a proposal presented at the annual meeting of stockholders to be held in 2004, but not to have such proposal included in the Corporation's proxy statement and form proxy relating to that meeting. If notice of any such proposal is not received by the Corporation at the address appearing on the first page of this proxy statement by March 1, 2004, then the Corporation will not address the proposal in its proxy statement relating to that meeting, and all proxies solicited and received by the Board of Directors will be deemed to have conferred discretionary authority to vote on any such proposal.


                         EXHIBITS AVAILABLE UPON REQUEST

     The Corporation is furnishing simultaneously with this Proxy Statement a copy of its Annual Report on Form 10-K filed with the Securities and Exchange Commission for the fiscal year ended December 31, 2002, including financial statements, schedules and exhibits. The Corporation, however, is not furnishing certain exhibits related to the Annual Report. The Corporation will furnish for a reasonable charge a copy of each of the aforementioned exhibits to any record or beneficial owner of Common Stock as of April 4, 2003. Any such request should be in writing and addressed to the following:

                             Mr. Thomas E. Hemmings
                     Heritage Financial Holding Corporation
                              Post Office Box 2255
                             Decatur, Alabama 35609


                                 OTHER BUSINESS

     As of the date of this Proxy Statement, the Board of Directors of the Corporation does not know of any business which will be presented for consideration at the Annual Meeting other than that specified herein and in the Notice of Annual Meeting of Stockholders, but if other matters are presented, it is the intention of the persons designated as proxies to vote in accordance with their judgments on such matters.


     Please SIGN, DATE and RETURN the enclosed Proxy promptly.

                                             BY ORDER OF THE BOARD OF DIRECTORS,

                                               /s/ Bingham D. Edwards
                                             -----------------------------------
                                             Bingham D. Edwards
                                             Secretary
Decatur, Alabama
April 15, 2003

                                                           Adopted April 8, 2003

                                   APPENDIX A

                     HERITAGE FINANCIAL HOLDING CORPORATION
                              AMENDED AND RESTATED
                         AUDIT REVIEW COMMITTEE CHARTER


FUNCTION OF THE COMMITTEE

     The role of the Committee, acting on behalf of the Board of Directors (the "Board") is to (a) assist the Board in its oversight of (i) the integrity of Heritage Financial Holding Corporation's (the "Company") financial statements,
(ii) the Company's compliance with legal and regulatory requirements, (iii) the outside auditor's qualifications and independence, and (iv) the performance of the Company's internal audit function and outside auditors; and (b) prepare the report that Securities and Exchange Commission rules require be included in the Company's annual proxy statement. The Committee may also have such other duties as may from time to time be specifically delegated to the Committee by the Board.

     While the Committee has the powers and responsibilities set forth in this Charter, it is not the responsibility of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate or are in compliance with generally accepted accounting principles, which is the responsibility of management and the outside auditor.

     In its oversight role, the Committee may investigate any matter brought to its attention concerning accounting, financial reporting, internal control and audit practices of the Company and shall have full access to Company books, records and personnel.

COMPOSITION OF THE COMMITTEE

     REQUIREMENTS. The Committee will consist of at least three (3) Board members, with the exact number and selection of members to be determined by the Board. No member of the Committee may be an officer or employee of the Company or its subsidiaries, and each member of the Committee must be, in the opinion of the Board, free of any relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities as a Committee member. In determining independence, the Board will observe the requirements of the Securities Exchange Act of 1934, as amended. No member of the Committee may receive any consulting, advisory or other compensatory fee from the Company.

     Each member of the Committee must be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement at the time of their appointment to the Committee.

     At least one (1) member of the Committee shall be an "audit committee financial expert" as defined by the Securities and Exchange Commission.

     APPOINTMENT. The Board will appoint the members of the Committee. The Board will, or will delegate to the members of the Committee the responsibility to, appoint a Chairman of the Committee. The Chairman of the Committee will, in consultation with the other members of the Committee, the Company's outside auditors and the appropriate officers of the Company, be responsible for calling meetings of the Committee, establishing an agenda therefor and supervising the conduct thereof.

OUTSIDE AUDITOR

     The Committee shall have sole authority to appoint, retain, discharge and replace the outside auditor. Alternatively, the Committee may nominate the outside auditor to be proposed for stockholder approval in any proxy statement. The Committee shall be directly responsible for the compensation and oversight of the work of the outside auditor (including resolution of disagreements between management and the outside auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The outside auditor shall report directly to the Committee.

RESPONSIBILITIES OF THE COMMITTEE

     The Committee will:

     1) Select Outside Auditors: Exercise sole authority over the appointment, retention, discharge or replacement of the outside auditors to be retained by the Company (or nominated for stockholder approval), each of which outside auditors shall be a registered public accounting firm as and when required by the Securities Exchange Act of 1934 and/or the rules and regulations promulgated thereunder. The Committee shall be directly responsible for the appointment, compensation and oversight of the work of any outside auditors and/or registered public accounting firm employed by the Company (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work, and each such outside auditor and/or registered public accounting firm shall report directly to the Committee.

     2) Preapproval of Audit and Non-Audit Services. Preapprove, consistent with the requirements of Section 10A of the Securities Exchange Act of 1934, as amended, and any rules and regulations promulgated thereunder, all auditing services and non-audit services provided to the Company by its outside auditors, other than such non-audit services as are prohibited to be performed by the outside auditors pursuant to such Section 10A as amended and other than as provided in the de minimus exception set forth in Section 10A as amended. The following non-audit services are not to be provided by the outside auditors: bookkeeping or other services related to the accounting records or financial statements of the Company; financial information systems design and implementation; appraisal or valuation services, fairness opinions, or contribution in kind reports; actuarial services; internal audit outsourcing services; management functions or human resources; broker or dealer, investment adviser, or investment banking services; and legal services and expert services unrelated to the audit. The Committee may delegate to one or more designated members of the Committee the authority to grant the required preapprovals, provided that the decisions of any member(s) to whom such authority is delegated to preapprove an activity shall be presented to the full Committee at each of its scheduled meetings.

     3) Review Independence of Outside Auditors: In connection with selecting the firm to be retained as the Company's outside auditors, review the information provided by the outside auditors relating to the independence of such firm, including, among other things, information related to the non-audit services provided and expected to be provided by the outside auditors. The Committee is responsible for (1) ensuring that the outside auditor submits on a periodic basis to the Committee a formal written statement delineating all relationships between the auditor and the Company consistent with Independence Standards Board Standard No. 1, a copy of which is attached hereto, (2) actively engaging in dialogue with the outside auditor with respect to any disclosed relationship or services that may impact the objectivity and independence of the outside auditor and (3) taking appropriate action to oversee the independence of the outside auditor. The Committee shall consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the lead audit partner or the outside auditor on a regular basis.

     4) Evaluate annually the performance of the outside auditors, including their effectiveness, objectivity and independence.

     5) Obtain and review from the outside auditors, at least annually, a report which describes: (i) the Company's quality control procedures;
          (ii) any material issues raised by the most recent internal quality-control review, or peer review of the auditing firm, or by an inquiry or investigation by governmental or professional authorities within the preceding five years (and the steps taken to deal with such issues); and (iii) all relationships between the outside auditor and the Company.

     6) Receive and review from the outside auditor reports of the following information as and when required by Section 10A(k) of the Securities Exchange Act of 1934: (i) all critical accounting policies and practices to be used; (ii) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management officials of the Company, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the outside auditors; and (iii) other material written communications between the outside auditors and the management of the Company, such as any management letter or schedule of unadjusted differences.

     7) Review the outside auditor's overall scope and focus of the annual and interim audits, as well as the scope of review of unaudited quarterly information. The Committee should receive and review all audit reports.

     8) Review and discuss the results of the audit and the audited financial statements with Company management and the outside auditors. Discussions shall include the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operation" and other matters as required by Statement of Auditing Standards No. 61. The Committee should review the Company's significant accounting principles, sensitive estimates, reserves, accruals, judgmental areas, and audit adjustments, both recorded and unrecorded. Additionally, such discussions shall include other matters that either the Committee or the outside auditors deem appropriate.

     9) Review with the outside auditor any audit problems or difficulties and management's response, including any restrictions on the scope of the outside auditor's activities or on access to requested information, and any significant disagreements with management. This review shall also include discussion of the responsibilities, budget and staffing of the Company's internal audit function.

     10) Review all major financial reports in advance of filing, including the Form 10-K and Forms 10-Q. Review earnings release prior to issuance if there are significant issues to be reported. Review and discuss earnings releases, and financial information and earnings guidance provided to analysts and ratings agencies.

     11) Take such actions as are reasonably necessary to be in a position to issue, and to issue, an annual report to be included in the Company's proxy statement as required by the Securities and Exchange Commission.

     12) Review and discuss the Company's policies on risk assessment and management, including the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

     13) Review and discuss with Company management and outside auditors the quality of and compliance with the Company's internal controls that affect key financial statement issues and risks.

     14) Review and discuss with Company management, outside auditors and corporate counsel any SEC or other significant regulatory inquiries and examinations, including findings, recommendations and management responses.

     15) Discuss with Company management and corporate counsel any legal matters that may have a significant impact on the Company's financial statements.

     16) Meet separately, at least quarterly, with Company management, the internal auditors of the Company and the outside auditors of the Company.

     17) Establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

     18) Determine appropriate funding, to be provided by the Company, for payment of compensation (i) to the outside auditors employed by the Company for the purpose of rendering or issuing an audit report; and
          (ii) to any advisers employed by the Committee.

     19) Set clear hiring policies for employees or former employees of the outside auditors.

     20)  Self-assess the performance of the Committee.

     21) Report regularly to the Board on the activities of the Committee and review with the full Board any issues that arise with respect to the quality or integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements, the performance and independence of the Company's outside auditors, or the performance of the internal audit function.

MEETINGS OF THE COMMITTEE

     The Committee shall conduct regular meetings, and special meetings should be called as circumstances require, in order to comply with its responsibilities as set forth herein. The Committee may request any officer or employee of the Company or the Company's outside legal counsel or outside auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The Committee may meet with management, the outside auditors and others in separate private sessions to discuss any matter that the Committee, management, the outside auditors or such other persons believes should be discussed privately.


CONSULTANTS

     The Committee may retain, at such times and on such terms as the Committee determines in its sole discretion and at the Company's expense, special legal, accounting or other consultants to advise and assist it in complying with its responsibilities as set forth herein.

ANNUAL REPORT

     The Committee will prepare, with the assistance of management, the outside auditors and outside legal counsel, a report for inclusion in the Company's proxy or information statement relating to the annual meeting of security holders at which directors are to be elected that complies with the requirements of the federal securities laws.

ANNUAL REVIEW OF CHARTER

     The Committee will review and reassess, with the assistance of management, the outside auditors and outside legal counsel, the adequacy of the Committee's charter at least annually.

REVOCABLE PROXY

                               HERITAGE FINANCIAL
                               HOLDING CORPORATION
PROXY                                                                      PROXY

                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 20, 2003

                      THIS PROXY IS SOLICITED ON BEHALF OF
                             THE BOARD OF DIRECTORS

     The undersigned hereby appoints Timothy A. Smalley and Bingham D. Edwards, and each of them, with several full power of substitution and ratification, attorneys-in-fact and Proxies of the undersigned to vote all the shares of Common Stock, par value $.01 per share, of Heritage Financial Holding Corporation which the undersigned is entitled to vote at the 2003 Annual Meeting of Stockholders to be held at The Princess Theater, 112 Second Avenue, N.E., Decatur, Alabama, on Tuesday, May 20, 2003, at 4:00 p.m. Central Daylight Time, and at any and all adjournment thereof:

1. ELECTION OF DIRECTORS. To elect as directors the following individuals, each to serve a term to expire at the annual meeting of stockholders held the year indicated below or until their respective successors are elected and qualified:

     Term expiring in 2006       Lenny L. Hayes             Neal A. Holland, Jr.
                                 Harold B. Jeffreys         Larry E. Landman
                                 Vernon A. Lane

     Term expiring in 2004       Larry R. Mathews

[ ]  FOR          [ ]  WITHHOLD      [ ]  FOR ALL EXCEPT
                                                         -----------------------

INSTRUCTIONS:  To withhold  authority to vote for any individual  nominee,  mark
               "For All Except" and write that nominee's name in the space provided.

2. RATIFICATION OF THE APPOINTMENT OF SCHAUER, TAYLOR, COX, VISE, MORGAN & FOWLER, P.C. AS INDEPENDENT AUDITORS OF THE CORPORATION FOR THE YEAR ENDING DECEMBER 31, 2003.

  [ ]  FOR                 [ ] AGAINST                          [ ] ABSTAIN

3. In their discretion, to act upon any matters incidental to the foregoing and such other business as may properly come before the Annual Meeting or any adjournment thereof.

This Proxy, when properly executed, will be voted in the manner directed herein. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL DIRECTOR NOMINEES AND FOR ALL PROPOSALS. Any stockholder who wishes to withhold the discretionary authority referred to in Item 3 above should mark a line through the entire Item 3.

DATED ___________, 2003
                                    --------------------------------------------
                                    Signature(s)

                                   (Please sign exactly and as fully as your name appears on your stock certificate. If shares are held jointly, each stockholder should sign.)

    PLEASE MARK, SIGN, DATE AND RETURN PROMPTLY, USING THE ENCLOSED ENVELOPE.
                            NO POSTAGE IS REQUIRED.